SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 30, 2014
General Finance Corporation
(Exact Name of Registrant as Specified in its Charter)
Delaware
 (State or Other Jurisdiction of Incorporation)

001-32845	32-0163571
(Commission File Number)	(I.R.S. Employer Identification No.)

39 East Union Street
Pasadena, California	91103
(Address of Principal Executive Offices)	(Zip Code)
(626) 584-9722
 (Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTES
Certain References

References in this Report to “we,” “us,” “our” or the “Company” refer to General Finance Corporation, a Delaware corporation (“GFN”), and its direct and indirect subsidiaries. These subsidiaries include GFN U.S. Australasia Holdings, Inc., a Delaware corporation (“GFN U.S.”); GFN North America Corp., a Delaware corporation ("GFNNA"); GFN Manufacturing Corporation, a Delaware corporation ("GFNMC"), and its subsidiary Southern Frac, LLC, a Texas limited liability company; Royal Wolf Holdings Limited, an Australian corporation publicly traded on the Australian Securities Exchange ("RWH"); and its Australian and New Zealand subsidiaries (collectively, "Royal Wolf"); Pac-Van, Inc., an Indiana corporation, and its Canadian subsidiary, PV Acquisition Corp., an Alberta corporation, doing business as "Container King" (collectively, "Pac-Van") and Lone Star Tank Rental Inc., a Delaware corporation ("Lone Star").

TABLE OF CONTENTS
		Page

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers	1
Item 8.01	Other Events	1

Item 9.01	Financial Statements and Exhibits	1

Exhibit 10.1†	Employment Agreement dated May 30, 2014 between Royal Wolf Trading Australia Pty Limited and Robert Allan

Exhibit 99.1	Press Release of Royal Wolf Holdings Limited dated May 30, 2014

†	Certain portions have been omitted pursuant to a confidential treatment request. Omitted information has been filed separately with the Securities and Exchange Commission.

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Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 30, 2014, Royal Wolf Trading Australia Pty Limited ("Royal Wolf Trading") and Robert Allan entered into that certain Employment Agreement dated May 30, 2014 (the "Employment Agreement") with a three-year term under which Mr. Allan will serve as the Chief Executive Officer and Managing Director commencing on July 1, 2013. The Employment Agreement provides for fixed remuneration of A$535,000 per year, an annual short term incentive equal to 25% of Mr. Allan's fixed remuneration based on the attainment of performance goals, a long term incentive award to be earned in accordance with the terms of the Royal Wolf Holdings' Long Term Incentive Plan and a special incentive of A$300,000 (the "Special Incentive") which will vest in three equal tranches on July 1 of each of 2016, 2017 and 2018. The Special Incentive is subject to Mr. Allan not resigning, being summarily dismissed and complying with any post termination restrain provisions, and the Special Incentive may be converted, upon the approval of the shareholders of Royal Wolf at the 2014 annual general meeting, into 106,112 performance rights.

The foregoing description of the Employment Agreement is qualified in its entirety by the Employment Agreement, which is attached hereto as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 8.01                      Other Events

On May 30, 2014 Royal Wolf Holdings issued a press release announcing that Royal Wolf and Robert Allan entered into the Employment Agreement. A copy of the press release of Royal Wolf Holdings dated May 30, 2014 is attached as Exhibit 99.1 and is incorporated by reference.

Item 9.01                      Financial Statements and Exhibits

Exhibit	Exhibit Description

10.1†	Employment Agreement dated May 30, 2014 between Royal Wolf Trading Australia Pty Limited and Robert Allan

99.1	Press Release of Royal Wolf Holdings Limited dated May 30, 2014

†	Certain portions have been omitted pursuant to a confidential treatment request. Omitted information has been filed separately with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL FINANCE CORPORATION
Dated: June 4, 2014	By:	/s/ CHRISTOPHER A. WILSON
Christopher A. Wilson
General Counsel, Vice President and Secretary

EXHIBIT INDEX

Exhibit
Number	Exhibit Description

10.1†	Employment Agreement dated May 30, 2014 between Royal Wolf Trading Australia Pty Limited and Robert Allan

99.1	Press Release of Royal Wolf Holdings Limited dated May 30, 2014

†	Certain portions have been omitted pursuant to a confidential treatment request. Omitted information has been filed separately with the Securities and Exchange Commission.

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